       LEGG MASON
--------------------------------------------------------------------------------
       FOCUS TRUST, INC.

                           QUARTERLY REPORT TO SHAREHOLDERS
                           September 30, 2001
                           Primary Class


                           [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the quarterly report for Legg Mason Focus Trust, Inc. as of September 30, 2001.

  On the following pages, Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /S/ EDWARD A. TABER, III
                                                  Edward A. Taber, III

                                                  President

October 18, 2001

Portfolio Manager's Comments
Legg Mason Focus Trust, Inc.

Performance Analysis

  Legg Mason Focus Trust's total returns for the third quarter and year to date are shown below with the total return of two comparable benchmarks: the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index.

                                      THIRD         YEAR
                                     QUARTER       TO DATE
----------------------------------------------------------
Focus Trust                          -23.51%       -24.34%
S&P 500 Index                        -14.69%       -20.40%
Lipper Large-Cap Core Funds Index    -14.81%       -21.79%

  The third quarter was a particularly difficult quarter for the market as well as for Focus Trust. The September 11 terrorist attacks closed the major stock exchanges for four days. When the exchanges reopened on Monday the 17th, stock prices declined dramatically. Over the next five days, the stock market suffered its worst one-week decline in percentage terms since the Great Depression.

  We have discussed the inherent volatility of focus investing on several occasions. As you know, Focus Trust frequently experiences wide swings in share price relative to the broader market. When the broader market moves dramatically, either up or down, Focus Trust's share price performance will exaggerate in that direction. In the past, when the market has moved up dramatically, Focus Trust's share price has tended to outperform the market on the upside. Conversely, when the market has declined dramatically, Focus Trust's share price has tended to underperform the market. This past quarter's performance of the stock market and Focus Trust illustrates this relationship.

  At the end of the second quarter this year, Focus Trust was 3.37 percentage points ahead of the S&P 500 Index. During the second quarter, the S&P 500 Index gained 5.9% and Focus Trust gained 7.3%. At the end of the third quarter, Focus Trust was behind the Index by 3.94 percentage points. This was a 7.31 percentage point swing caused largely by the broad based decline of stock prices.

  It is important to note that as of October 11, the major indices have been able to retrace the ground given up over the past month and now stand at levels seen prior to the terrorist attack. How has Focus Trust performed over the last month? As of September 11, Focus Trust was 0.33 percentage points behind the S&P 500 Index. As the stock market came roaring back, Focus Trust has been able to significantly outperform the market by erasing 3.6 points of the Fund's underperformance. It bears repeating -- when the market has wide swings, either up or down in price, Focus Trust's share price performance will tend to exaggerate in the direction of what the broader markets are doing.

  Focus Trust's average annual returns for one year, two years, three years, four years, and since inception are shown below, as well as the total return information for the same period for the S&P 500 Index and the Lipper Large-Cap Core Funds Index.(1)

                                                                         SINCE
                           1 YEAR     2 YEARS    3 YEARS    4 YEARS    INCEPTION
--------------------------------------------------------------------------------
Focus Trust                -34.77%    -16.54%    -1.64%     +1.63%       +8.27%
S&P 500 Index              -26.63%     -8.83%    +2.03%     +3.74%      +13.46%
Lipper Large-Cap Core
  Funds Index              -27.89%     -7.86%    +2.00%     +3.10%      +11.86%

  If we step back and take a broader look at the market, we can see the third quarter was a particularly difficult period for all stocks. The sluggish economy coupled with the September 11 terrorist attacks in New York and Washington, D.C. caused substantial declines in all the major indices.

                              THIRD         YEAR
                             QUARTER       TO DATE
--------------------------------------------------
NASDAQ Composite(2)           -30.6%        -39.3%
S&P Barra Growth(3)           -13.2%        -22.8%
S&P Barra Value(4)            -16.2%        -18.2%
S&P Mid-Cap 400(5)            -16.6%        -15.8%
S&P Small-Cap 600(6)          -16.9%        -11.7%
Wilshire 5000(7)              -15.7%        -21.1%

  The most noticeable change in the behavior of the market over the past quarter has been the relative performance of big-cap growth stocks relative to small- and mid-cap value stocks. Although the smaller value stocks continue to perform well on a year-to-date basis, there has been a significant change in market leadership over the past several weeks. Since September 11, investors have preferred the highest quality and biggest stocks, believing these businesses have a stronger chance to "survive and thrive" in this difficult environment compared to the lesser quality and smaller businesses that might have more difficulty maintaining their competitive position. Our research indicates when uncertainty caused by military,

---------------

(1) Comprised of the 30 largest funds in the Lipper universe of large-cap core funds.

(2) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(3) A capitalization-weighted index of all the stocks in the S&P 500 that have high price-to-book ratios.

(4) A capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(5) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(6) A capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

(7) Broad market representation index, measuring total return performance of all U.S.-headquartered equity securities with readily available price data.

political, and economic crises is unusually high, investors prefer the security of big-cap stocks over smaller-cap stocks.

Market Overview

  On October 2, the Federal Reserve cut its benchmark interest rate one-half of a percentage point. It was the ninth cut this year and it brought interest rates down to their lowest level in 39 years.

  Prior to the September 11 tragedy, it was clear the U.S. economy was struggling to maintain an optimal level of growth. The economic hangover from the 2000 tech bubble crash has badly affected consumer confidence, and additionally has caused corporate capital spending to decline. However, it was generally thought this year's seven interest rate cuts were ample fuel to jump start economic growth for the fourth quarter 2001 or first quarter 2002. But after the 11th, it was immediately clear the economy was destined for a recession and any hopes for a quick rebound soon faded. It was for this reason the Federal Reserve acted boldly -- twice. On the morning of September 17, when U.S. equity markets reopened, the Fed lowered rates one-half of a percentage point and pumped in $80 billion in liquidity -- forty times its usual daily level. Two weeks later, the Fed lowered interest rates another one-half of a percentage point based on the belief that the terrorist attacks "have significantly heightened uncertainty in an already weak economy."

  Several analysts, ourselves included, have conducted exhaustive research on the behavior of the economy and the stock market following critical events. We have examined forty military, political, and economic crises that occurred in the past century in an attempt to ascertain what repercussions investors could expect. Admittedly, each event was unique and as such reminds us that each recovery which followed was context-dependent. That is, each recovery period consisted of elements specific to that particular time period. No crisis event and recovery that followed was exactly like any other crisis and recovery period. The difficulty of analyzing the September 11 terrorist attacks is that we do not have an exact replica of the crisis and recovery period in our historical database to study. We have examined the behavior of markets and economies following terrorist attacks in England, Northern Ireland, and Israel to glean any further insight. But here again, it is difficult to draw exact parallels.

  With no perfect historical comparisons, investors are quick to believe this most recent tragedy is unique and as such our future is highly uncertain. I don't disagree that the September 11 terrorist attacks are without precedent, but I do believe there is one constant that can be identified in each and every crisis event investors have faced over the last one hundred years. That constant is our country's ability to recover both psychologically and economically, and step back on the pathway to growth and prosperity. I have no reason to believe this time our future will unfold any differently.

  I recognize how uncomfortable it is for investors to operate with uncertainty. Behavioral finance makes it very clear that when the most recent environment is stressful, there is a tendency of investors to forecast forward a linear perception of continued stress. In other words, investors believe the current environment is bad and they forecast a future that is also bad. This current stress and uncertainty causes the stock market to discount lower the prices of businesses, and lower stock prices cause further investor anxiety. But I believe there is substantial reward for those investors who are able to set aside their fears and look calmly and rationally at the opportunities now available in the stock market.

  At no time can I remember an investing environment that is so hospitable for investors. First, the September 11 terrorist attacks pushed the prices of many great businesses to multi-year lows. Second, the Federal Reserve has taken extraordinary steps to help ensure that both the economy and the stock market will recover. Third, Congress and the President are now showing unprecedented cooperation implementing fiscal moves to help stimulate the economy. These three forces combined have set the stage for a powerful rally in stocks.

  Of course, what now has become the most asked question is not whether the economy and the stock market will recover, but WHEN will the economy and the stock market recover. This inability to pinpoint the exact moment when stock prices will lift has caused a good many investors to sit on their hands, or better yet, to sit on their wallets and refuse to allocate cash reserves to stocks. This is a big mistake. The timing of when the market will start a bull market recovery is unforecastable. Of course, this will not prevent a host of stock market forecasters from offering a prediction, and because investors yearn for anyone who can tell them what the future will look like, these forecasters will discover there is a huge audience waiting anxiously for their prediction. We recognize the psychological need investors have for wanting to know the future, but as we have explained on several occasions, the mathematics of predicting complex adaptive systems has not yet been invented, so any attempt to forecast the near-term direction of the stock market is no better than a coin toss. Because there is now a substantial number of market forecasters positing different views of what will happen over the next several months, it is safe to say one of these fortune tellers will be right. Not right because they possess any scientific insight, but right because they happen to have called "heads" when the coin toss landed heads.

  We think it is important to keep the current bear market in perspective. According to Ed Hyman, the highly noted economist at ISI Group, the four previous S&P 500 Index bear markets (1968-1970, 1973-1974, 1976-1978, 1981-1982)
declined on average by a magnitude of 31% and lasted for 551 days. The current bear market, which began March 24, 2000, and perhaps bottomed on September 21, 2001, declined 36% and lasted for 546 days. In terms of both magnitude and duration, this bear market is looking a little tired.

  Although we cannot offer any market forecasts of what will happen over the next several days, weeks or months, we do feel confident to expound a view that the stock market will be higher sometime over the next twelve to twenty-four months.

We also believe the percentage gain in the stock market will outperform the percentage return one can expect to receive investing in bonds and money markets over this time period. This long-range prediction is largely based on the economic stimulus packages now in place, the current levels of inflation and interest rates, and the unusual depressed level of stock prices. If there was ever a point when all the "planets were aligned" for a higher stock market going forward, it is now.

Portfolio Activity

  As of October 11, 2001, Focus Trust's portfolio ranked by position weighting:

                             % OF
                           PORTFOLIO
------------------------------------
Citigroup                     11.1%
Dell Computer                  9.1%
IBM                            7.3%
American Express               6.6%
Nokia                          5.8%
AOL Time Warner                5.8%
WPP Group                      5.6%
Philips Electronics            5.6%
Eastman Kodak                  5.2%
Amazon.com                     5.1%
Marsh & McLennan Co.           4.8%
Fleet Boston Financial         4.7%
J.P. Morgan Chase              4.6%
Microsoft                      4.3%
Home Depot                     2.9%
Wal-Mart                       2.6%
Minnesota Mining               2.4%
General Electric               2.1%
Bristol-Myers Squibb           1.5%
Merck                          1.3%
                            -------
                              94.7%

  When the prices of Microsoft, Minnesota Mining, General Electric, Bristol-Myers, and Merck sold off dramatically during the week of September 21, we could not resist the opportunity to purchase these great businesses at prices greatly discounted to our most conservative estimates of fair value.

  Microsoft, as many of you know, is the world's number one software company, and provides a variety of software and services for computers. At fiscal year 2001 (ending June), Microsoft reported earnings per share of $1.45. But a careful look at its cash flow statement indicated the company, on a cash basis, actually earned $2.31 per share, 60% higher than its reported earnings. We were able to start purchases of Microsoft at $48 per share, or barely twenty times its cash earnings. The company has over $30 billion in cash and marketable securities as well as $19 billion in equity investments in other companies. That represents $9 per Microsoft share. So actually we were buying the software company at prices closer to sixteen times cash earnings. Not bad for a company with a return on average invested capital of 200% (after calculating and deducting the cost of employee stock options).

  Minnesota Mining is a diverse manufacturing company with six operating segments: industrial; transportation, graphics and safety; health care; consumer and office; electro and communications; and specialty material. None of these operating segments produce more than 22% or less than 7% of sales, indicating the company is well diversified and able to withstand cyclical declines in manufacturing. With operations in more than 60 countries, over half of Minnesota Mining's sales now come from overseas. The company generates 25% on total capital; more cash than it uses, of which management has been willing to allocate to the repurchasing of shares.

  General Electric is the world's largest diversified industrial company. Its major industries include aircraft engines, appliances, broadcasting, medical equipment, transportation equipment, and power generators. In addition, the company has one of the world's largest financial service companies. GE Capital provided over $5 billion in income for the company. After the September 11 attacks, the market greatly discounted the price of GE because of its exposure to the airline industry, insurance market, and broadcasting. We were able to purchase shares of this outstanding company at $32 per share -- half off its 52-week high. Recently the company, now under the direction of Jeffrey Immelt, confirmed its guidance for the remainder of the year and is set to grow earnings per share at a double-digit rate for 2002. Since then, the company has gained $7 in price, a 21% gain from our average purchase price.

  Bristol-Myers and Merck are worldwide leaders in pharmaceutical manufacturing. Bristol-Myers' major drugs include cardiovascular treatments, anti-infection, and cancer-fighting products. Merck's pipeline includes drugs for hypertension, high cholesterol and heart failure. The company also has a successful prescription benefits management subsidiary, Merck-Medco, which accounts for half of its sales. Both companies continue to expand their research and development in order to bring to market new drugs and therapies for the long-term welfare and benefit of patients in need. Both companies operate with minimum debt and are still able to generate over 40% return on invested capital.

  Focus Trust's portfolio weighting by sector (see the Portfolio of Investments section for weightings by industry group):

Financials                   31.8%
  Citigroup
  American Express
  Fleet Boston Financial
  Marsh & McLennan Co.
  J.P. Morgan Chase
Technology                   32.1%
  Dell Computer
  IBM
  Nokia
  Philips Electronics
  Microsoft
Consumer Discretionary       27.2%
  AOL Time Warner
  WPP Group
  Eastman Kodak
  Amazon.com
  Home Depot
  Wal-Mart
Industrials                   4.5%
  Minnesota Mining
  General Electric
Health Care                   2.8%
  Bristol-Myers Squibb
  Merck

  As you can see, Focus Trust owns twenty high quality global businesses. In fact, on a weighted average basis, over 50% of the revenues earned by our companies now come from sales outside the U.S. The idea of a global marketplace may have been temporarily set back due to the recent terrorist attacks, but I assure you going forward if companies are going to generate double-digit earnings growth it will be increasingly important that an ever larger share of their revenues and earnings comes from new markets and new customers. Indeed, several political economists have begun discussions centering on a post-terrorist global economy. As the world unites against the threat of terrorism, it heightens the interdependency countries have with one another. This interdependency, I believe, will lead to a greater economic integration among countries, including Russia and China. Although it is hard to shake off the fear and dread of what happened on September 11, there is a potentially much brighter world that awaits us all.

  In a recent newspaper essay, the famed mutual fund manager Peter Lynch penned his views on investing. He talked about the great innovations in technology and health care and how business returns were improving because of these innovations. Lynch confessed his ideas and perspective on investing had not changed since September 11. Although he doesn't have any clue which way the next 1,000 points in the stock market will go (up or down), he is convinced the next 10,000, 20,000, and 40,000 points will be up. He reminds investors that if they are going to need cash for the short term for a wedding, a down payment on a house, or a near-term college bill, it is better to keep these funds in money markets or short-term bonds. But if your monetary needs are out 5, 10, or 20 years, the stock market is the place to invest. "My views haven't changed from 2 weeks ago, 2 years ago or 20 years ago," said Peter Lynch. "They won't 2 or 20 years from now." Good advice for all investors!

  I have written in the last two shareholder reports of my belief that Focus Trust was trading at one of its greatest discounts to underlying value since the Fund's inception. I am still of that opinion, and to that I would add the stock market in general is trading at one of its largest discounts to fair value in many years. I know it is difficult to make equity commitments when the political, economic, and military environment is so uncertain, but it is precisely at these times when investors can purchase shares in outstanding businesses at very cheap prices.

  As always, we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                         Robert G. Hagstrom, CFA
October 16, 2001
DJIA 9384.23

Performance Information
Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Fund as of September 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Fund's total returns as of September 30, 2001, were as follows:

Average Annual Total Return:
  One Year                                     -34.77%
  Three Years                                   -1.64
  Five Years                                    +5.99
  Life of Fund (Inception: April 17, 1995)      +8.27
Cumulative Total Return:
  One Year                                     -34.77%
  Three Years                                   -4.83
  Five Years                                   +33.74
  Life of Fund (Inception: April 17, 1995)     +66.98

Portfolio of Investments
Legg Mason Focus Trust, Inc.
September 30, 2001 (Unaudited)
(Amounts in Thousands)

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.1%
Capital Goods -- 9.7%
 Electrical Equipment -- 7.3%
 General Electric Company                                           63        $  2,325
 Koninklijke (Royal) Philips Electronics N.V. - ADR                300           5,790
                                                                              --------
                                                                                 8,115
                                                                              --------
 Manufacturing (Diversified) -- 2.4%
 Minnesota Mining and Manufacturing Company (3M)                    28           2,706
                                                                              --------
Consumer Cyclicals -- 14.7%
 Retail (Building Supplies) -- 2.9%
 The Home Depot, Inc.                                               85           3,261
                                                                              --------
 Retail (General Merchandise) -- 2.6%
 Wal-Mart Stores, Inc.                                              60           2,970
                                                                              --------
 Retail (Home Shopping) -- 3.6%
 Amazon.com, Inc.                                                  675           4,030(A)
                                                                              --------
 Services (Advertising/Marketing) -- 5.6%
 WPP Group plc - ADR                                               170           6,268
                                                                              --------
Consumer Staples -- 6.2%
 Entertainment - 6.2%
 AOL Time Warner Inc.                                              210           6,951(A)
                                                                              --------
Financials -- 33.6%
 Banks (Major Regional) -- 5.7%
 FleetBoston Financial Corporation                                 175           6,431
                                                                              --------
 Financial (Diversified) -- 23.0%
 American Express Company                                          270           7,846
 Citigroup Inc.                                                    300          12,150
 J.P. Morgan Chase & Co.                                           170           5,806
                                                                              --------
                                                                                25,802
                                                                              --------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Financials -- Continued
 Insurance Brokers -- 4.9%
 Marsh & McLennan Companies, Inc.                                   57        $  5,512
                                                                              --------
Health Care -- 1.9%
 Health Care (Diversified) -- 1.0%
 Bristol-Myers Squibb Company                                       20           1,111
                                                                              --------
 Health Care (Drugs/Major Pharmaceuticals) -- 0.9%
 Merck & Co., Inc.                                                  16           1,066
                                                                              --------
Technology -- 28.0%
 Communications Equipment -- 5.2%
 Nokia Oyj - ADR                                                   370           5,791
                                                                              --------
 Computers (Hardware) -- 14.8%
 Dell Computer Corporation                                         450           8,339(A)
 International Business Machines Corporation                        90           8,307
                                                                              --------
                                                                                16,646
                                                                              --------
 Computers (Software/Services) -- 2.8%
 Microsoft Corporation                                              60           3,070(A)
                                                                              --------
 Photography/Imaging -- 5.2%
 Eastman Kodak Company                                             180           5,855
                                                                              --------
Total Common Stock and Equity Interests (Identified Cost -- $145,770)          105,585
--------------------------------------------------------------------------------------

                                                              Shares/Par       Value
--------------------------------------------------------------------------------------
Repurchase Agreements -- 8.6%

Goldman, Sachs & Company
 3.35%, dated 9/28/01, to be repurchased at $4,846 on
 10/1/01 (Collateral: $4,750 Freddie Mac mortgage-backed
 securities, 7%, due 8/1/27, value $4,968)                      $4,844        $  4,844
J.P. Morgan Chase & Co.
 3.3%, dated 9/28/01, to be repurchased at $4,846 on 10/1/01
 (Collateral: $4,580 Freddie Mac Note, 5.75%, due 4/15/08,
 value $4,964)                                                   4,844           4,844
                                                                              --------
Total Repurchase Agreements (Identified Cost -- $9,688)                          9,688
--------------------------------------------------------------------------------------
Total Investments -- 102.7% (Identified Cost -- $155,458)                      115,273
Other Assets Less Liabilities -- (2.7)%                                         (3,026)
                                                                              --------

NET ASSETS -- 100.0%                                                          $112,247
                                                                              ========

NET ASSET VALUE PER SHARE                                                       $15.29
                                                                              ========
--------------------------------------------------------------------------------------

(A) Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                              SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                            TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term
                                            Portfolio
International Equity Trust                  Investment Grade Income Portfolio
Emerging Markets Trust                      High Yield Portfolio
Europe Fund

           TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust              U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust          Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust     Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]

                  Investment Manager
                       Legg Mason Fund Adviser, Inc.
                       Baltimore, MD

                  Investment Adviser
                       Western Asset Management Company
                       Pasadena, CA

                  Board of Directors
                       John F. Curley, Jr., Chairman
                       Edmund J. Cashman, Jr., Vice Chairman
                       Edward A. Taber, III, President
                       Richard G. Gilmore
                       Arnold L. Lehman
                       Dr. Jill E. McGovern
                       T. A. Rodgers

                  Transfer and Shareholder Servicing Agent
                       Boston Financial Data Services
                       Boston, MA

                  Custodian
                       State Street Bank & Trust Company
                       Boston, MA

                  Counsel
                       Kirkpatrick & Lockhart LLP
                       Washington, DC

                  Independent Accountants
                       PricewaterhouseCoopers LLP
                       Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                   ------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-056
11/01